LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




	Know all by these presents, that the undersigned hereby constitutes and appoints each of Enoch Jen, and any successor Chief Financial Officer of
Gentex Corporation (the "Corporation"), and Steve Dykman, any successor
Treasurer fo the Corporation, and any of their respective designates, signing singly, the undersigned's true and lawful attorney-in-fact to:


(1)	Execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director
of the Corporation, Forms 3, 4, and
5 in accordance with Section 16(a) of
the Securities Exchange Act of 1934
and the rules thereunder;


(2)	Do and perform any and all acts for and
on behalf of the
undersigned that may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States

Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in

connection with the foregoing that, in the opinion of such

attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorneyshall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in surch attorney-in-fact's discretion.

	The undersigned hereby grants to
each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.


The undersigned
acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Corporation assuming, any of the undersigned's responsibilities to comply with Section 16 or any other provision of the Securities Exchange Act of
1934.

	This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4, and 5 with
respect to the undersigned's
holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN
WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this
12th day of November, 2002.


				    /s/ Arlyn
Lanting

Signature ___________________________